WALTHAUSEN FUNDS

Walthausen Small Cap Value Fund (WSCVX and WFCIX)

Supplement dated November 4, 2020

to the Statement of Additional Information dated June 1, 2020

Effective immediately the section THE PORTFOLIO MANAGERS starting on page 9 of Statement of Additional Information is supplemented to add information related to DeForest R. Hinman, a new co-manager of the Fund.

THE PORTFOLIO MANAGERS

The following provides information regarding other accounts managed by the DeForest R. Hinman as of September 30, 2020:

DeForest R. Hinman

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5	$0.7 million	0	$0

As of September 30, 2020, the Mr. Hinman managed the accounts listed above. Mr. Hinman has not identified any material conflicts between the Fund and other accounts he manages. However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Mr. Hinman could favor one account over another.

Further, a potential conflict could include Mr. Hinman’s knowledge about the size, timing and possible market impact of Fund trades, whereby Mr. Hinman could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the Mr. Hinman is favoring one investment vehicle over another.

Mr. Hinman is compensated in the form of salary, bonus and profit sharing related to the firm as a whole. It is not based specifically on work done on behalf of or performance of the Fund, or any other account.

The following table shows the dollar range of equity securities beneficially owned by the Mr. Hinman in the Fund as of September 30, 2020.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Mr. Hinman	$10,001–$50,000

This supplement and the Statement of Additional Information dated June 1, 2020 provide the information a prospective investor ought to know before investing and should be retained for future reference. The Statement of Additional Information has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-888-925-8428 or by visiting the Funds' website at www.walthausenfunds.com.